EX-99.13

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                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Aggressive
Growth Fund of a hypothetical Contract invested in the Janus/JNL Aggressive
Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,115
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            11.50%

Non Standardized
The following example illustrates the total return for the Janus/JNL Aggressive
Growth Fund of a hypothetical Contract invested in the Janus/JNL Aggressive
Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,286
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            12.86%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Capital
Growth Fund of a hypothetical Contract invested in the Janus/JNL Capital Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,064
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             6.36%

Non Standardized
The following example illustrates the total return for the Janus/JNL Capital
Growth Fund of a hypothetical Contract invested in the Janus/JNL Capital Growth of the JNL Series Trust from the date the Fund was first available for investment through October 16, 1995:

Hypothetical $10,000 initial investment on October 15, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,765
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             7.65%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Global
Equities Fund of a hypothetical Contract invested in the Janus/JNL Global
Equities Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,103
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            10.30%

Non Standardized
The following example illustrates the total return for the Janus/JNL Global
Equities Fund of a hypothetical Contract invested in the Janus/JNL Global
Equities of the JNL Series Trust from the date the Fund was first available for investment through October 16, 1995:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,163
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            11.63%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Alger/JNL Growth Fund of a hypothetical Contract invested in the Alger/JNL Growth Fund of the JNL
Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,094
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             9.43%

Non Standardized
The following example illustrates the total return for the Alger/JNL Growth Fund of a hypothetical Contract invested in the Alger/JNL Growth Fund of the JNL
Series Trust from the date the Fund was first available for investment through October 16, 1995:

Hypothetical $10,000 initial investment on October 15, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,076
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            10.76%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Eagle/JNL Core Equity
Fund of a hypothetical Contract invested in the Eagle/JNL Core Equity Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on September 16, 1996............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,090
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             8.98%

Non Standardized
The following example illustrates the total return for the Eagle/JNL Core Equity
Fund of a hypothetical Contract invested in the Eagle/JNL Core Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through September 16, 1996:

Hypothetical $10,000 initial investment on September 16, 1996...........................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,031
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            10.31%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Eagle/JNL SmallCap
Equity Fund of a hypothetical Contract invested in the Eagle/JNL SmallCap Equity
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on September 16, 1996............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,076
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             7.56%

Non Standardized
The following example illustrates the total return for the Eagle/JNL SmallCap
Equity Fund of a hypothetical Contract invested in the Eagle/JNL SmallCap Equity
Fund of the JNL Series Trust from the date the Fund was first available for investment through September 16, 1996:

Hypothetical $10,000 initial investment on September 16, 1996...........................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,887
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             8.87%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL
Balanced Fund of a hypothetical Contract invested in the PPM America/JNL
Balanced Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,071
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             7.08%

Non Standardized
The following example illustrates the total return for the PPM America/JNL
Balanced Fund of a hypothetical Contract invested in the PPM America/JNL
Balanced Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,838
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             8.38%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for Putnam/JNL Equity Fund of a hypothetical Contract invested in the Putnam/JNL Equity Fund of the JNL Series
Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,067
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             6.66%

Non Standardized
The following example illustrates the total return for Putnam/JNL Equity Fund of a hypothetical Contract invested in the Putnam/JNL Equity Fund of the JNL Series
Trust from the date the Fund was first available for investment through December
31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,796
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             7.96%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL High
Yield Bond Fund of a hypothetical Contract invested in the PPM America/JNL High
Yield Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,026
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             2.61%

Non Standardized
The following example illustrates the total return for the PPM America/JNL High
Yield Bond Fund of a hypothetical Contract invested in the PPM America/JNL High
Yield Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,386
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.86%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PPM America/JNL Money
Market Fund of a hypothetical Contract invested in the PPM America/JNL Money
Market Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,018
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.85%

Non Standardized
The following example illustrates the total return for the PPM America/JNL Money
Market Fund of a hypothetical Contract invested in the PPM America/JNL Money
Market Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,309
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.09%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Value
Equity Fund of a hypothetical Contract invested in the Putnam/JNL Value Equity
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,069
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             6.88%

Non Standardized
The following example illustrates the total return for the Putnam/JNL Value
Equity Fund of a hypothetical Contract invested in the Putnam/JNL Value Equity
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,817
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             8.17%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Salomon Brothers/JNL
Global Bond Fund of a hypothetical Contract invested in the Salomon Brothers/JNL
Global Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,046
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             4.58%

Non Standardized
The following example illustrates the total return for the Salomon Brothers/JNL
Global Bond Fund of a hypothetical Contract invested in the Salomon Brothers/JNL
Global Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,585
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             5.85%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Salomon Brothers/JNL
U.S. Government & Quality Bond Fund of a hypothetical Contract invested in the
Salomon Brothers/JNL U.S. Government & Quality Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December
31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred sales charge
         and contract maintenance charge)...............................................            $1,033
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             3.34%

Non Standardized
The following example illustrates the total return for the Salomon Brothers/JNL
U.S. Government & Quality Bond Fund of a hypothetical Contract invested in the
Salomon Brothers/JNL U.S. Government & Quality Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,460
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             4.60%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Established Growth Fund of a hypothetical Contract invested in the T. Rowe
Price/JNL Established Growth Fund of the JNL Series Trust from the date the
Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,111
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            11.13%

Non Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Established Growth Fund of a hypothetical Contract invested in the T. Rowe
Price/JNL Established Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,248
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            12.48%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL
International Equity Fund of a hypothetical Contract invested in the Putnam/JNL
International Equity Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,008
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             0.80%

Non Standardized
The following example illustrates the total return for the Putnam/JNL
International Equity Fund of a hypothetical Contract invested in the Putnam/JNL
International Equity Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,203
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             2.03%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Mid-Cap Growth Fund of a hypothetical Contract invested in the T. Rowe Price/JNL
Mid-Cap Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 16, 1995..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,123
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................            12.29%

Non Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Mid-Cap Growth Fund of a hypothetical Contract invested in the T. Rowe Price/JNL
Mid-Cap Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 16, 1995.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,365
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            13.65%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Alliance/JNL Capital
Growth Fund of a hypothetical Contract invested in the Alliance/JNL Capital
Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $723
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (27.75)%

Non Standardized
The following example illustrates the total return for the Alliance/JNL Capital
Growth Fund of a hypothetical Contract invested in the Alliance/JNL Capital
Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on May 1, 2000..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $7,833
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................          (21.67)%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the PIMCO/JNL Total
Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total
Return Bond Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $902
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (9.79)%

Non Standardized
The following example illustrates the total return for the PIMCO/JNL Total
Return Bond Fund of a hypothetical Contract invested in the PIMCO/JNL Total
Return Bond Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,849
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (1.51)%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,052
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             5.16%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Small Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Small Cap Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,348
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            13.48%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,037
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             3.65%

Non Standardized
The following example illustrates the total return for the Lazard/JNL Mid Cap
Value Fund of a hypothetical Contract invested in the Lazard/JNL Mid Cap Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on October 29, 2001.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,196
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            11.96%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the J.P. Morgan/JNL
Enhanced S&P 500 Index Fund of a hypothetical Contract invested in the J.P.
Morgan/JNL Enhanced S&P 500 Index Fund of the JNL Series Trust from the date the
Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on January 15, 2002..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................               N/A
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................               N/A

Non Standardized
The following example illustrates the total return for the J.P. Morgan/JNL
Enhanced S&P 500 Index Fund of a hypothetical Contract invested in the J.P.
Morgan/JNL Enhanced S&P 500 Index Fund of the JNL Series Trust from the date the
Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on January 15, 2002.............................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................               N/A
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................               N/A




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the First Trust/JNL The
Dow Target 10 Fund of a hypothetical Contract invested in the First Trust/JNL
The Dow Target 10 Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on July 6, 1999..................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $901
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................           (9.95%)

Non Standardized
The following example illustrates the total return for First Trust/JNL The Dow
Target 10 Fund of a hypothetical Contract invested in the First Trust/JNL The
Dow Target 10 Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment on July 6, 1999.................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,396
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (6.04%)




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Putnam/JNL Mid Cap
Growth Fund of a hypothetical Contract invested in the Putnam/JNL Mid Cap Growth
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $750
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (24.98%)

Non Standardized
The following example illustrates the total return for the Putnam /JNL Mid Cap
Growth Fund of a hypothetical Contract invested in the Putnam/JNL Mid Cap Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2000.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $8,101
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................          (18.99%)




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Janus/JNL Balanced
Fund of a hypothetical Contract invested in the Janus/JNL Balanced Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $889
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (11.08%)

Non Standardized
The following example illustrates the total return for the Janus/JNL Balanced
Fund of a hypothetical Contract invested in the Janus/JNL Balanced Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2000.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,455
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (5.45%)




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Value Fund of a hypothetical Contract invested in the T. Rowe Price/JNL Value
Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2000...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,006
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             0.63%

Non Standardized
The following example illustrates the total return for the T. Rowe Price/JNL
Value Fund of a hypothetical Contract invested in the T. Rowe Price/JNL Value
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2000.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,606
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             6.06%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL
Global Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $829
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (17.13%)

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Global Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL
Global Growth Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2001.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,168
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (8.32%)




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for Oppenheimer/JNL Growth
Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on May 1, 2001...................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................              $843
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................          (15.67%)

Non Standardized
The following example illustrates the total return for the Oppenheimer/JNL
Growth Fund of a hypothetical Contract invested in the Oppenheimer/JNL Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment May 1, 2001.....................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................            $9,315
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................           (6.85%)




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Large Cap
Growth Fund of a hypothetical Contract invested in the for AIM/JNL Large Cap
Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,011
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.08%

Non Standardized
The following example illustrates the total return for the AIM/JNL Large Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Large Cap Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,939
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             9.39%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for AIM/JNL Small Cap Growth
Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,073
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             7.35%

Non Standardized
The following example illustrates the total return for the AIM/JNL Small Cap
Growth Fund of a hypothetical Contract invested in the AIM/JNL Small Cap Growth
Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $11,567
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................            15.67%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the AIM/JNL Premier
Equity II Fund of a hypothetical Contract invested in the for AIM/JNL Premier
Equity II Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on October 29, 2001..............................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,019
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.88%

Non Standardized
The following example illustrates the total return for the AIM/JNL Premier
Equity II Fund of a hypothetical Contract invested in the AIM/JNL Premier Equity
II Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment October 29, 2001................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,255
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             2.55%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Conservative
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Conservative
Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 9, 1998.................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,014
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.42%

Non Standardized
The following example illustrates the total return for the S&P/JNL Conservative
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Conservative
Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment April 9, 1998...................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,266
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             2.66%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Moderate
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Moderate Growth
I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 8, 1998.................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,019
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.90%

Non Standardized
The following example illustrates the total return for the S&P/JNL Moderate
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Moderate Growth
I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment April 8, 1998...................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,315
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.15%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Aggressive
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Aggressive
Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 8, 1998.................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,019
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.89%

Non Standardized
The following example illustrates the total return for the S&P/JNL Aggressive
Growth I Fund of a hypothetical Contract invested in the S&P/JNL Aggressive
Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment April 8, 1998...................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,314
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.14%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Very
Aggressive Growth I Fund of a hypothetical Contract invested in the S&P/JNL Very
Aggressive Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 1, 1998.................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,018
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             1.79%

Non Standardized
The following example illustrates the total return for the S&P/JNL Very
Aggressive Growth I Fund of a hypothetical Contract invested in the S&P/JNL Very
Aggressive Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment April 1, 1998...................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,304
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             3.04%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Equity Growth
I Fund of a hypothetical Contract invested in the S&P/JNL Equity Growth I Fund of the JNL Series Trust from the date the Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 13, 1998................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,002
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             0.22%

Non Standardized
The following example illustrates the total return for the S&P/JNL Equity Growth
I Fund of a hypothetical Contract invested in the S&P/JNL Equity Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment April 13, 1998..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,145
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             1.45%




                 JNL SEPARATE ACCOUNT I (PERSPECTIVE III FOCUS)
                     SCHEDULE OF CALCULATION OF PERFORMANCE


Total Return:

Standardized
The following example illustrates the total return for the S&P/JNL Equity
Aggressive Growth I Fund of a hypothetical Contract invested in the S&P/JNL
Aggressive Equity I Growth Fund of the JNL Series Trust from the date the
Portfolio as first available for investment through December 31, 2001:

Hypothetical $1,000 initial investment on April 15, 1998................................            $1,000
Ending redeemable value of the investment December 31, 2001 (after deferred
         sales charge and contract maintenance charge)..................................            $1,007
Total return for the period is the difference between the ending redeemable value and the hypothetical $1,000 initial investment divided by the hypothetical $1,000 initial investment; the result is expressed in terms
         of a percentage (For example, 2 equals 200%)...................................             0.70%

Non Standardized
The following example illustrates the total return for the S&P/JNL Aggressive
Equity Growth I Fund of a hypothetical Contract invested in the S&P/JNL
Aggressive Equity Growth I Fund of the JNL Series Trust from the date the Fund was first available for investment through December 31, 2001:

Hypothetical $10,000 initial investment April 15, 1998..................................           $10,000
Ending redeemable value of the investment on December 31, 2001..........................           $10,194
Total return for the period is the difference between the ending redeemable value and the hypothetical $10,000 initial investment divided by the hypothetical $10,000 initial investment; the result is expressed in
         terms of a percentage (For example, 2 equal 200%)..............................             1.94%
